SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : December 27, 1999


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    333-68513-03             74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 1999 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On December 27, 1999 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distrbutions  are  filed  as
Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 1999 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  December 28, 1999            By:   /s/ Kimberly Costa

                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         December 27, 1999                                  5

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 27, 1999



             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                              STATEMENT TO CERTIFICATEHOLDERS
                                       December 27, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original           Prior                                                                                Current
              Face         Principal                                                       Realized  Deferred       Principal
Class        Value           Balance            Principal        Interest        Total      Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       152,951,000.00  144,321,207.40       499,412.67        829,846.94  1,329,259.61        0.00      0.00  143,821,794.73
AP1          933,405.00      926,484.34           797.34              0.00        797.34        0.00      0.00      925,687.00
A2        76,965,000.00   66,033,455.80       631,819.58        371,438.19  1,003,257.77        0.00      0.00   65,401,636.22
AP2          784,915.00      739,177.80           830.33              0.00        830.33        0.00      0.00      738,347.47
A3        33,914,000.00   31,562,143.00       596,260.93        172,276.70    768,537.63        0.00      0.00   30,965,882.07
AP3          844,678.00      744,704.90         2,781.51              0.00      2,781.51        0.00      0.00      741,923.39
B1         8,662,000.00    8,582,661.63         9,174.70         49,350.30     58,525.00        0.00      0.00    8,573,486.93
B2         6,351,000.00    6,292,828.90         6,726.91         36,183.77     42,910.68        0.00      0.00    6,286,101.99
B3         2,741,000.00    2,715,894.19         2,903.24         15,616.39     18,519.63        0.00      0.00    2,712,990.95
B4         1,443,000.00    1,429,783.05         1,528.41          8,221.25      9,749.66        0.00      0.00    1,428,254.64
B5           865,000.00      857,077.14           916.20          4,928.19      5,844.39        0.00      0.00      856,160.94
B6         2,318,513.06    2,297,278.79         2,455.76         13,209.35     15,665.11        0.00      0.00    2,294,823.03
R                100.00          100.00             0.00              0.58          0.58        0.00      0.00          100.00
TOTALS   288,773,611.06  266,502,796.94     1,755,607.58      1,501,071.66  3,256,679.24        0.00      0.00  264,747,189.36
AX2       76,965,000.00   66,033,455.80             0.00          8,254.18      8,254.18        0.00      0.00   65,401,636.22
AX3       33,914,000.00   31,562,143.00             0.00          9,205.63      9,205.63        0.00      0.00   30,965,882.07
-----------------------------------------------------------------------------------------------------------------------------------



Factor Information Per $1,000 of Original Face                                                   Pass-through Rates
--------------------------------------------------------------------------------------------     ---------------------------------
                        Prior                                                  Current                          Current
                       Principal                                              Principal        Class          Pass-thru
Class   cusip           Factor       Principal      Interest     Total          Factor                           Rate
----------------------------------------------------------------------------------------------------------------------------------
A1     863572zj5       943.57805702  3.26518081     5.42557381    8.69075462   940.31287622    A1             6.900000%
AP1    863572zk2       992.58557646  0.85422726     0.00000000    0.85422726   991.73134920    AP1            0.000000%
A2     863572zl0       857.96733320  8.20918054     4.82606626   13.03524680   849.75815267    A2             6.750000%
AP2    863572zm8       941.72974144  1.05785977     0.00000000    1.05785977   940.67188167    AP2            0.000000%
A3     863572zt3       930.65232647 17.58155717     5.07981070   22.66136787   913.07076930    A3             6.550000%
AP3    863572zu0       881.64353754  3.29298265     0.00000000    3.29298265   878.35055489    AP3            0.000000%
B1     863572zp1       990.84064073  1.05918956     5.69733318    6.75652274   989.78145117    B1             6.900000%
B2     863572zq9       990.84063927  1.05918910     5.69733428    6.75652338   989.78145017    B2             6.900000%
B3     863572zr7       990.84063845  1.05919008     5.69733309    6.75652317   989.78144838    B3             6.900000%
B4     863572zw6       990.84064449  1.05918919     5.69733195    6.75652114   989.78145530    B4             6.900000%
B5     863572zx4       990.84062428  1.05919075     5.69732948    6.75652023   989.78143353    B5             6.900000%
B6     863572zy2       990.84142748  1.05919610     5.69733690    6.75653300   989.78223138    B6             6.900000%
R      863572zs5     1,000.00000000  0.00000000     5.80000000    5.80000000 1,000.00000000    R              6.900000%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                 922.87794567  6.07952913     5.19809152   11.27762065   916.79841655
----------------------------------------------------------------------------------------------------------------------------------
AX2    863572zn6       857.96733320  0.00000000     0.10724589    0.10724589   849.75815267    AX2            0.150000%
AX3    863572zv8       930.65232647  0.00000000     0.27144041    0.27144041   913.07076930    AX3            0.350000%
----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Karen Dobres
             THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                       email: karen.dobres@chase.com
                     ---------------------------------------

                                      -6-


             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                                       December 27, 1999


Sec. 4.03(i)    Unscheduled Principal Amounts                                        1,468,589.24
                Group 1 Unscheduled Principal                                        390,196.65
                Group 2 Unscheduled Principal                                        574,270.64
                Group 3 Unscheduled Principal                                        504,121.95

Sec. 4.03(iv)   Aggregate Advances                                                   1,665,057.61
                Group 1 Advances                                                       923,552.44
                Group 2 Advances                                                       475,453.48
                Group 3 Advances                                                       266,051.69

Sec. 4.03(v)    Ending Principal Balance                                           264,747,189.37
                Group 1 Principal Balance                                          157,581,456.78
                Group 2 Principal Balance                                          72,618,219.21
                Group 3 Principal Balance                                          34,547,513.38


Sec. 4.03(vii)  Current Period Realized Losses                                               0.00
                Group 1 Current Period Realized Losses                                       0.00
                Group 2 Current Period Realized Losses                                       0.00
                Group 3 Current Period Realized Losses                                       0.00

                Bankruptcy Losses                                                            0.00
                Fraud Losses                                                                 0.00
                Special Hazard Losses                                                        0.00

                Bankruptcy Loss Amount                                                 100,000.00
                Fraud Loss Amount                                                    5,775,472.00
                Special Hazard Loss Amount                                           5,684,222.38

                Servicing Fees (includes Retained Interest)                          101,296.33
                Sub-Servicing Fees                                                   66,625.70
                Trustee Fees                                                         1,776.69


Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                 1 Month       7             1,183,176.77          0.75%
                 2 Months      0                     0.00        0.00%
                 3+Months      0                     0.00        0.00%
                  Total        7             1,183,176.77          0.75%

                     Group 2
                Category      Number    Principal Balance   Percentage
                 1 Month       6             1,681,629.65          2.32%
                 2 Months      1               102,450.68          0.14%
                 3+Months      0                     0.00          0.00%
                 Total         7             1,784,080.33          2.46%

                     Group 3
                Category      Number    Principal Balance   Percentage
                 1 Month       4             1,022,276.10          2.96%
                 2 Months      0                     0.00          0.00%
                 3+Months      1               292,236.01          0.85%
                 Total         5             1,314,512.11          3.81%


                     Group Totals
                Category      Number    Principal Balance   Percentage
                 1 Month      17             3,887,082.52          1.47%
                 2 Months      1               102,450.68          0.04%
                 3+ Months     1               292,236.01          0.11%
                  Total       19             4,281,769.21          1.62%



                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 3
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                                       December 27, 1999


Sec. 4.03(x)    Number and Aggregate Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 3
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class ax2 shortfall                     0.00
                         Class a3 shortfall                      0.00
                         Class ax3 shortfall                     0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r shortfall                       0.00

Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class ax2 shortfall                     0.00
                         Class a3 shortfall                      0.00
                         Class ax3 shortfall                     0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r shortfall                       0.00

                                     -8-
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